SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

Intellect Neurosciences, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006
(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-9300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01.  Entry Into a Material Definitive Agreement.

Pursuant to a Subscription Agreement between Intellect Neurosciences, Inc. (the “Company”) and the signers thereto, on April 23, 2010 (the “Closing Date”), the Company issued and sold  for an aggregate purchase price of $2,320,000: (i) Secured Convertible Promissory Notes (the “Notes”) with an aggregate principal amount of $580,000, (ii) 58,000,000 shares of the Company’s Common Stock at a per share price of  $.03 and (iii) 77,333,334 Class A Warrants, 77,333,334 Class B Warrants and 77,333,334 Class C Warrants.  Net proceeds from the sale of the securities of approximately $2,220,000 is being held in escrow and distributed to the Company on a monthly basis pursuant to the terms of an Escrow Agreement executed by the parties.

Description of the Convertible Promissory Notes

Each Note may be converted into shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a conversion price per share of $0.03, subject to certain adjustments as provided in the terms of the Notes. The Notes bear interest at 14% annually and mature on April 22, 2013. The Notes are not entitled to dividends, distributions or other payments.

The occurrence of any of the following events of default shall at the option of the holder of the Notes make all sums due on the Notes, including unpaid principal and interest, immediately due and payable, upon demand:

•	Failure to pay principal, interest or any other sum due under the Note when it’s due;
•
If the Company or any subsidiary breaches any material covenant or other term or condition of the note in any material respect and such breach, if subject to cure, continues for a period of five days after written notice to the Company from the holder of the Note;

•	If any material representation or warranty of the Company made in the Notes is false or misleading in any material respect as of the date made and on the Closing Date;
•	Any dissolution, liquidation or winding up of the Company or Material Subsidiary (as defined in the Notes) or any substantial portion of the business taken as a whole;
•	Any cessation of operations of the Company or any Material Subsidiary;
•
Delisting of the Common Stock from the OTC Bulletin Board (the “Principal Market”); A failure to comply with the requirements for continued listing on a Principal Market for a period of five (5) consecutive trading days; or notification from a Principal Market that the Company is not in compliance with the conditions for such continued listing on such Principal Market;

•
A default by the Company or any  subsidiary under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than twenty days after the due date, unless the Company or such subsidiary is contesting the validity of such obligation in good faith and has segregated cash funds equal to not less than one-half of the contested amount; provided, however, that the continuation of a default that first occurred prior to the Closing Date shall not constitute an Event of Default under the Note;

•	A Securities and Exchange Commission (“SEC”) or judicial stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days;
•	The Company’s failure to timely deliver Common Stock to the holder of the Note as required by the Note;
•	If the Company fails to reserve sufficient shares for conversion of the Note;

•
If the Company restates any financial statements filed by it with the SEC for any date or period from two years prior to the Closing Date until the Note is no longer outstanding and if the result of such restatement would by comparison to the unrestated financial statements have constituted a Material Adverse Effect (as defined in the Notes);

•	If the Company effects a reverse split of its Common Stock without twenty days prior written notice to the holders of the Notes;
•	If the Company fails to notify the holder of the Notes of anything that the Company is obligated to notify them of pursuant to the Notes; and
•
A default that occurs by the Company of a material term, covenant, warranty or undertaking of any other agreement to which the Company and the holder of the Notes are parties, or the occurrence of a material event of default under any such other agreement to which the Company and the holders of the Notes are parties which is not cured after any required notice and/or cure period.

The number of shares issuable upon conversion of the Notes is subject to adjustment for subdivision, combination, recapitalization, reclassification, exchange or substitution, as well as in the event of merger or sale of all or substantially all of the Company’s assets. The Notes also benefit from anti-dilution adjustments upon issuances of shares of Common Stock (or securities convertible into or exchangeable or exercisable for such stock). If the Company issues common stock at a price that is less than $0.03 (or if the Company issues rights, warrants or other securities having an exercise, conversion or exchange price that is less than $0.03), the conversion price of the Notes will be reduced to a price equal to the issuance, conversion, exchange or exercise price, as applicable, of any such securities so issued. Additional reductions of the conversion price of the Notes will be made if the Company issues securities at a price (or having an exercise, conversion or exchange price) less than the conversion price of the Notes at the time of such issuances.

Description of Warrants

Each Warrant entitles the holder to purchase 77,333,334 shares of Common Stock. The Series A Warrants and the Series C Warrants contain cashless exercise features. The exercise price of the Series B Warrants is payable in cash.

The Series A Warrants expire on the fifth anniversary of their issue date; the Series B Warrants expire on the nine monthly anniversary of their issue date; and the Series C Warrants expire on the sixty ninth monthly anniversary of their issue date. The Series C Warrants are exercisable only upon the prior or simultaneous exercise of the Series B Warrants issued by the Company to the original holder on the issue date.

The number of shares issuable upon exercise of the Warrants is subject to adjustment for subdivision, combination, recapitalization, reclassification, exchange or substitution, as well as in the event of merger or sale of all or substantially all of the Company’s assets. The Warrants also benefit from anti-dilution adjustments upon issuances of shares of Common Stock (or securities convertible into or exchangeable or exercisable for such stock). If the Company issues common stock at a price that is less than $0.03 (or if the Company issues rights, warrants or other securities having an exercise, conversion or exchange price that is less than $0.03), the exercise price of the Warrants will be reduced to a price equal to the issuance, conversion, exchange or exercise price, as applicable, of any such securities so issued. In addition, upon any reduction of the exercise price of the Warrants, the number of shares of Common Stock that the holder of the Warrant shall thereafter, on the exercise, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise be issuable on such exercise by a fraction of which (a) the numerator is the exercise price that would otherwise be in effect, and (b) the denominator is the exercise price in effect on the date of such exercise. Additional reductions of the exercise price of the Warrants and adjustments to the number of shares of Common Stock issuable upon exercise will be made if the Company issues securities at a price (or having an exercise, conversion or exchange price) less than the exercise price of the Warrants at the time of such issuances.

The Company expects to use the net proceeds from the sale of the Notes, Common Stock and Warrants for general corporate purposes to fund its operations and repayment of debt.

The Company has agreed to file a registration statemene with the SEC to register the Common Stock the Common Stock underlying the Warrants within 45 calendar days after the Closing Date.

In connection with the sale of the Notes, the Company, all the subsidiaries of the Company and the holders of the Notes entered into a Security Agreement (the “Security Agreement”). Pursuant to the Security Agreement, the Company granted the holders a security interest in all of the Company’s tangible and intangible assets, including its patent estate.

In connection with the sale of the Notes, Intellect Neurosciences, USA, Inc. a subsidiary of the Company entered into a guaranty in favor of the holders of the Notes pursuant to which it guaranteed payment on the Notes.

The issuance and sale of the Notes, Common Stock and Warrants were made in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the private placement.  Each purchaser of the securities is an “accredited investor” as defined in Rule 501 under the Securities Act.

The foregoing descriptions of the Subscription Agreement, Notes, Warrants, the Security Agreement and the Guarantee do not purport to be complete and are qualified by reference to these agreements which are attached as exhibits to this Current Report and are incorporated into this Item by reference.

Repayment of Outstanding Promissory Notes

As previously reported in the Company’s quarterly report for the quarterly period ended December 31, 2009 filed on Form 10-Q on February 16, 2010, the following promissory notes issued by the Company are outstanding and overdue (unless otherwise indicated):

Description of Notes	Principal Amount Outstanding as of 12/31/2009
Convertible Promissory Notes issued through the fiscal year ended June 30, 2006	$75,000
Convertible Promissory Notes issued during the fiscal year ended June 30, 2007	$5,290,118
Convertible Promissory Notes issued during the fiscal year ended June 30, 2008	$180,000
Senior Promissory Notes issued during the fiscal year ended June 30, 2009 (Notes are due July 31, 2013)	$5,950,575
Senior Promissory Notes issued August 12, 2009 due February 12, 2010	$450,000
Senior Promissory Notes issued November 17, 2009 due February 17, 2010	$200,000

On April 23, 2010, the Company issued or agreed to issue to holders of all of the Notes listed above (except as described below), a total of 342,351,768 shares of Common Stock in repayment of the full principal amount plus all accrued and unpaid interest on such Notes. Each holder is entitled to a number of shares of Common Stock equal to the sum of the full principal amount of the Notes, plus all accrued and unpaid interest on such holder’s Notes, divided by 0.05. Holders of Notes who purchased Common Stock and Notes for total consideration of at least $500,000 in the financing transactions described above that occurred on April 23, 2010 are entitled to a number of shares of Common Stock equal to the sum of the full principal amount of the Notes held by such Purchasers, plus all accrued and unpaid interest on such holders’ Notes, divided by 0.03.

In connection with the repayment of the Notes, each holder agreed to the cancellation of his or her existing warrants that were issued in connection with the original issuance of the Notes. In addition, each holder agreed not to sell, transfer or pledge any shares of Common Stock received upon repayment of the Notes for a period of one year.  Holders of Notes who purchased Common Stock and Notes for total consideration of at least $500,000 in the financing transactions described above that occurred on April 23, 2010 are not subject to this “lockup”.

A holder of Convertible Promissory Notes issued during the fiscal year ended June 30, 2007 with an aggregate principal amount of $300,000 refused to accept repayment of his Notes by delivery of Common Stock and continues to hold his Notes, which remain outstanding and overdue.

Conversion of Series B Preferred Stock

As previously reported in the Company’s quarterly report for the quarterly period ended December 31, 2009 filed on Form 10-Q on February 16, 2010, the Company has outstanding 459,309 shares of Series B Convertible Preferred Stock with a liquidation preference of $8,037,908 (the “Series B Prefs”). Accrued Series B Pref dividends as of December 31, 2009 were $1,820,531.

On April 23, 2010, the Company accepted conversion notices from each of the holders of the Series B Pref (except as described below), and issued or agreed to issue a total of 195,105,502 shares of Common Stock in conversion of the Series B Prefs plus all accrued and unpaid dividends on the Series B Prefs. Each holder is entitled to a number of shares of Common Stock equal to the sum of the Stated Value of each share of Series B Pref ($17.50), plus all accrued and unpaid dividends, divided by 0.05. Holders of Series B Prefs who purchased Common Stock and Notes for total consideration of at least $500,000 in the financing transactions described above that occurred on April 23, 2010 are entitled to a number of shares of Common Stock equal to the sum of the full Stated Value of the Series B Prefs held by such Purchasers, plus all accrued and unpaid dividends on such holders’ Series B Prefs, divided by 0.03.

In connection with the conversion of the Series B Prefs, each holder agreed to the cancellation of his or her existing warrants that were issued in connection with the original issuance of the Series B Prefs. In addition, each holder agreed not to sell, transfer or pledge any shares of Common Stock received upon conversion of the Series B Prefs for a period of one year.  Holders of Series B Prefs who purchased Common Stock and Notes for total consideration of at least $500,000 in the financing transactions described above that occurred on April 23, 2010 are not subject to this “lockup”.

Holders of Series B Prefs with an aggregate Stated Value of $887,000 did not submit conversion notices and continue to hold their Series B Prefs and warrants.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

See Item 1.01

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01

Item 3.03 Material Modification to Rights of Security Holders

See Item 5.03

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Designations, Preferences, and Rights of Series B Convertible Preferred Stock (the “Certificate of Designations”) as originally adopted by the Board of Directors of the Company contains provisions for certain anti-dilution adjustments. In particular, Section 6(g) of the Certificate of Designations provides that if the Company issues any shares of its capital stock (other than certain excluded stock) without consideration or for a consideration per share less than the applicable Conversion Price (as defined in the Certificate of Designations), then with respect to any such issuance, the applicable Conversion Price as in effect immediately prior to each such issuance shall be lowered to a price equal to the issuance price of any such securities so issued.

Section 5(b) of the Certificate of Designations provides that except to the extent otherwise provided in the Certificate of Designations or otherwise required by the General Corporation Law of the State of Delaware, the holders of more than fifty percent (50%), in the aggregate, of the then outstanding shares of Series B Prefs (the “Series B Preferred Majority”) may, via affirmative vote or written consent in lieu thereof, waive any rights of the holders of the Series B Prefs set forth in the Certificate of Designations. Effective as of April 23, 2010, holders of Series B Prefs constituting a Series B Preferred Majority permanently waived the provisions of Section 6(g) of the Certificate of Designations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description
4.1	Form of Convertible Promissory Note
4.2	Form of Common Stock Purchase Warrant (Class A)
4.3	Form of Common Stock Purchase Warrant (Class B)
4.4	Form of Common Stock Purchase Warrant (Class C)
99.1	Subscription Agreement, dated April 23, 2010 between the Company and the signers named therein
99.2	Security Agreement, dated April 23, 2010
99.3	Subsidiary Guarantee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010	INTELLECT NEUROSCIENCES, INC.

	By:	/s/Elliot Maza
Name: Elliot Maza
Title: President and Chief Financial Officer

Exhibit Index

Exhibit	Description
4.1	Form of Convertible Promissory Note
4.2	Form of Common Stock Purchase Warrant (Class A)
4.3	Form of Common Stock Purchase Warrant (Class B)
4.4	Form of Common Stock Purchase Warrant (Class C)
99.1	Subscription Agreement, dated April 23, 2010 between the Company and the signers named therein
99.2	Security Agreement, dated April 23, 2010
99.3	Subsidiary Guarantee